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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 F O R M  8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 12, 1995


                       SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)


                                TEXAS
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                 (State or other jurisdiction of incorporation)


                1-6402-1                         74-1488375
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       (Commission File Number)         (IRS Employer Identification No.)


            1929 Allen Parkway, Houston, Texas         77019
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        (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (713) 522-5141
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Item 5.  Other Events

        On July 12, 1995, Service Corporation International (the "Company") announced that it modified its agreement with Lyonnaise des Eaux ("LDE") regarding its acquisition of Omnium de Gestion et de Financement S.A. ("OGF") and Pompes Funebres Generales S.A. ("PFG"). The modification provides that the Company will proceed with the purchase of LDE's 51% holding in OGF without the condition of the Company obtaining at least two-thirds of OGF's shares. The Company will subsequently proceed with a public tender offer for the remaining OGF shares and all PFG shares not owned by OGF. The transaction remains subject to normal regulatory approvals.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SERVICE CORPORATION INTERNATIONAL



Date:  July 12, 1995              By:  /s/ George R. Champagne
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                                       George R. Champagne
                                       Senior Vice President
                                       Chief Financial Officer